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                                                                    EXHIBIT 23.1


                    Consent of Independent Public Accountants


We consent to the incorporation by reference in this registration statement of Cable Link, Inc. on Form S-8 of our report dated February 6, 1997 appearing in the Form 10-SB of Cable Link, Inc. for the year ending December 31, 1996.

February 9, 1998                             /s/ Groner, Boyle & Quillin, LLP